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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      MARCH 28, 2000
                                                  ------------------------------


                           AMERICAN LAWYER MEDIA, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       333-50117                                         13-3980414
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                 345 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10010
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 779-9200
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              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

         This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by American Lawyer Media, Inc. (the "Company") for the purpose of reporting that, on March 28, 2000, the Company, a wholly-owned subsidiary of American Lawyer Media Holdings, Inc. ("ALM"), and the subsidiaries of the Company engaged in the publication of THE DAILY DEAL and CORPORATE CONTROL ALERT in printed and electronic form (the "Business") (the Company and said subsidiaries together, the "ALM Entities") completed the sale of substantially all of the assets and related liabilities of the ALM Entities relating to the Business to TDD, L.L.C. (the "Purchaser"), an entity primarily owned at the time of the sale, directly or indirectly, by the stockholders of ALM.

         The Company received, on behalf of the ALM Entities, $10,000,000 in consideration (consisting of $7,500,000 in cash and $2,500,000 in face amount of 12.25% payment-in-kind convertible preferred membership interests of the Purchaser convertible into 3.0% of the common equity of the Purchaser).

         A copy of the press release issued by the Company announcing this sale is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
              INFORMATION AND EXHIBITS.

         (c)  Exhibits.

              The following exhibits are filed herewith:

              99.1        Press Release dated March 2, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICAN LAWYER MEDIA, INC.

                                      By: /s/ William L. Pollak
                                          -------------------------------------
                                          William L. Pollak
                                          President and Chief Executive Officer


Date: May 10, 2000.



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                                  EXHIBIT INDEX



Exhibit
Number                                   Description
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99.1                          Press Release dated March 2, 2000.